POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Veredus Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940,

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the Trust has caused it names to be subscribed hereto by the President this 10th day of June, 1998.

ATTEST:                                           Veredus Funds


/s/ Charles P. McCurdy, Jr.                      /s/ B. Anthony Weber
---------------------------                      --------------------
CHARLES P. McCURDY, JR., Secretary               B. ANTHONY WEBER, President


STATE OF KENTUCKY                           )
                                            )  ss:
COUNTY OF JEFFERSON                         )

         Before me, a Notary Public, in and for said county and state, personally appeared B. ANTHONY WEBER, President and CHARLES P. McCURDY, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the person described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 10th day of June, 1998


                                           /s/ Barbara C. Brooks
                                           ---------------------
                                           Notary Public

                                           My commission expires: May 1, 2002

                                   CERTIFICATE


         The undersigned, Secretary of Veredus Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees by Action by Unanimous Consent of Trustees dated June 10, 1998, and is in full force and effect:

                  "WHEREAS, Veredus Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended.

                  NOW, THEREFORE, the Trust hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.



Dated: June 10, 1998                        /s/ Charles P. McCurdy, Jr.
                                            ---------------------------
                                            Charles P. McCurdy, Jr., Secretary
                                            Veredus Funds

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Veredus Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee and the President and Treasurer of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file such any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of June, 1998.


                                               /s/ B. Anthony Weber
                                               --------------------
                                               B. ANTHONY WEBER, Trustee,
                                               President and   Treasurer


STATE OF KENTUCKY                           )
                                            )  ss:
COUNTY OF JEFFERSON                         )

         Before me, a Notary Public, in and for said county and state, personally appeared B. ANTHONY WEBER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 10th day of June, 1998


                                            /s/ Barbara C. Brooks
                                            ---------------------
                                            Notary Public

                                            My commission expires:  May 1, 2002

                                POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, Veredus Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of June, 1998.




                                                /s/ Charles P. McCurdy, Jr.
                                                ---------------------------
                                                CHARLES P. McCURDY, JR. Trustee


STATE OF KENTUCKY                           )
                                            )  ss:
COUNTY OF JEFFERSON                         )

         Before me, a Notary Public, in and for said county and state, personally appeared CHARLES P. McCURDY, JR. known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 10th day of June, 1998





                                          /s/ Barbara C. Brooks
                                          ---------------------
                                          Notary Public

                                          My commission expires:  May 1, 2002

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Veredus Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of June, 1998.


                                                  /s/ Michael J. Kelley
                                                  ---------------------
                                                  MICHAEL J. KELLEY, Trustee


STATE OF KENTUCKY                           )
                                            )  ss:
COUNTY OF JEFFERSON                         )

         Before me, a Notary Public, in and for said county and state, personally appeared MICHAEL J. KELLEY, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 10th day of June, 1998


                                          /s/ Barbara C. Brooks
                                          ---------------------
                                          Notary Public

                                          My commission expires:  May 1, 2002

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Veredus Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of June, 1998.


                                               /s/ Michael B. Mountjoy
                                               -----------------------
                                               MICHAEL B. MOUNTJOY, Trustee


STATE OF KENTUCKY                           )
                                            )  ss:
COUNTY OF JEFFERSON                         )

         Before me, a Notary Public, in and for said county and state, personally appeared MICHAEL B. MOUNTJOY, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 10th day of June, 1998


                                            /s/ Barbara C. Brooks
                                            ---------------------
                                            Notary Public

                                            My commission expires:  May 1, 2002

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Veredus Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of June, 1998.


                                            /s/ Sherman Henderson, III
                                            --------------------------
                                            SHERMAN HENDERSON, III, Trustee


STATE OF KENTUCKY                           )
                                            )  ss:
COUNTY OF JEFFERSON                         )

         Before me, a Notary Public, in and for said county and state, personally appeared SHERMAN HENDERSON, III, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 10th day of June, 1998


                                            /s/ Barbara C. Brooks
                                            ---------------------
                                            Notary Public

                                            My commission expires:  May 1, 2002

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Veredus Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is the Chief Financial Officer of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of June, 1998.


                                         /s/ James R. Jenkins
                                         --------------------
                                         JAMES R. JENKINS, Chief Financial
                                         Officer


STATE OF KENTUCKY                           )
                                            )  ss:
COUNTY OF JEFFERSON                         )

         Before me, a Notary Public, in and for said county and state, personally appeared JAMES R. JENKINS, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 10th day of June, 1998


                                      /s/ Barbara C. Brooks
                                      ---------------------
                                      Notary Public

                                      My commission expires:  May 1, 2002